EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of May 15, 2001

		Water	Customers/			Estimated Availability &
Rig Name	Design	Depth	Status	Day Rate	Location	Comments

Gulf of Mexico
Jackups
ENSCO 51	F&G 780 MOD II	300	Forest Oil		Eugene Island 273	Damaged in blowout and subsequent fire. Rig likely to be down for repairs at least eight months, pending further review
ENSCO 54	F&G 780 MOD II	300	El Paso	High 40's	S. Timbalier 270	8/01
ENSCO 55	F&G 780 MOD II	300	Forest Oil	Low 50's	Eugene Island 273	11/01
ENSCO 60	Levingston 111-C	300	Apache	High 40's	Ship Shoal 189	5/01
ENSCO 64	MLT 53	250	Shipyard
ENSCO 67	MLT 84 Class	400	W&T	Mid 60's	E. Cameron 368	9/01
ENSCO 68	MLT 84 Class	350	Shipyard			Next to Transworld, low 60's, Jun. - Sep. 01
ENSCO 69	MLT 84 Class	400	Samedan	High 50's	Vermillion 371	7/01
ENSCO 81	MLT 116-C	350	Houston Expl.	Mid 60's	Mustang Island A-31	12/01
ENSCO 82	MLT 116-C	300	BP	Mid 50's	Mustang Island 487	11/01
ENSCO 83	MLT 82 SD-C	250	Houston Expl.	Low 50's	High Island 138	6/01
ENSCO 84	MLT 82 SD-C	250	Hunt	Low 50's	Vermillion 49	Next to Ocean Energy, low 50's, May - Jul. 01
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Low 50's	Mobile Bay 822	Month to month
ENSCO 87	MLT 116-C	350	Walter O&G	Low 60's	W. Delta 106	6/01
ENSCO 88	MLT 82 SD-C	250	ExxonMobil	Low 50's	Galveston 209	Month to month
ENSCO 89	MLT 82 SD-C	250	ExxonMobil	Low 50's	S. Timbalier 55	Month to month
ENSCO 90	MLT 82 SD-C	250	Bois d' Arc	Low 50's	S. Pelto 5	10/01, market rates
ENSCO 93	MLT 82 SD-C	250	BP	Mid 50's	Mat Island 636	9/01, market rates
ENSCO 94	Hitachi C-250	250	ExxonMobil	Low 50's	W. Delta 31	6/01
ENSCO 95	Hitachi C-250	250	Chevron	Low 50's	S. Timbalier 148	Well to well
ENSCO 98	MLT 82 SD-C	250	UNOCAL	High 40's	Vermillion 26	4/02, market rates
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Low 50's	Main Pass 114	Month to month

Semisubmersible
ENSCO 7500	Semisubmersible	7500	Burlington	Low 180's	Miss. Canyon 561	3 yr. contract

Platform Rigs
ENSCO 21	2000 HP API		Available		Amelia, LA	5/01
ENSCO 22	2000 HP API		Available		Amelia, LA	5/01
ENSCO 23	2000 HP API		Available		Amelia, LA	5/01
ENSCO 24	2000 HP API		ExxonMobil	Mid 20's	S. Pass 89	8/01
ENSCO 25	3000 HP API		Texaco	High Teens	Viosca Knoll 786	5/01
ENSCO 26	3000 HP API		ExxonMobil	Low 30's	Aliminos Canyon 25	9/01
ENSCO 29	3000 HP API		Texaco	Low 20's	West Delta 109	9/01

North Sea
ENSCO 70	Hitachi K1032N	250	DONG/Phillips	Low 70's	Denmark 5603/28-4	Sep. 01
ENSCO 71	Hitachi K1032N	225	Maersk	Low 50's	Denmark Gorm N-64	Jul. 02, rate increases to low 70's in June 01
ENSCO 72	Hitachi K1025N	225	Burlington	Low 70's	UK - Irish Sea	Nov. 01
					113/26A
ENSCO 80	MLT-116-CE	225	HRL	Low 60's	110/2A	Next to Phillips, Mid 70's, Aug. - Oct. 01
ENSCO 85	MLT-116-C	225	BP	Low 60's	Dutch Rijn p/15-A	Rate increases to high 60's in June. Next to
						Clyde, high 60's, Aug - Sep. 01, then low 70's to 12/01
ENSCO 92	MLT-116-C	225	Inspection	N/A	Shipyard	Next to Conoco in mid May, low 70's
ENSCO 100	MLT-150-88	325	VEBA	Low 40's	Dutch F2/A4	Jul. 01; options at same rate to Nov. 01
ENSCO 101	KFELS MOD V	400	DONG	Low 90's	Denmark 29-6, SA9	Apr. 02

Asia Pacific
ENSCO 50	F&G 780 Mod II	300	BP	High 30's	West Java Sea,	Jan. 02
					Indonesia
ENSCO 52	F&G 780 Mod II	300	Shell Thailand	Low 50's	Nuang Nuan, Thailand	Jun. 01
ENSCO 53	F&G 780 Mod II	300	VietsovPetro	Low 30's	White Tiger Field,	Jul. 01
					Vietnam
ENSCO 56	F&G 780 Mod II	300	Apache Energy	Low 70's	WA-20L, Australia	May 02
ENSCO 57	F&G 780 Mod II	300	Unocal	Mid 20's	Yala Field, Thailand	Jan. 02
ENSCO 96	Hitachi C-250	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Jul. 01
ENSCO 97	MLT 82-SD-C	250	NDC/ADMA	High 20's	Zakum Field, U.A.E.	Next to Maersk Qatar, high 40's
						Oct. 01 - Oct. 02

South America
ENSCO I	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	Apr. 04; Assigned to PDVSA, Jan. 01 - Jul. 01
ENSCO II	Barge Rig		Chevron	Mid 40's	Lake Maracaibo	May 04
ENSCO III	Barge Rig		Chevron	Low 40's	Lake Maracaibo	Jul. 04
ENSCO V	Barge Rig		available		Lake Maracaibo
ENSCO VI	Barge Rig		available		Lake Maracaibo
ENSCO XI	Barge Rig		available		Lake Maracaibo
ENSCO XII	Barge Rig		available		Lake Maracaibo
ENSCO XIV	Barge Rig		stacked		Lake Maracaibo
ENSCO XV	Barge Rig		stacked		Lake Maracaibo